UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 12, 2016

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, P.O. Box 4028, Elyria, Ohio 44036
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

————————————————————————————————
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

————————————————————————————————————

Item 7.01.    Regulation FD Disclosure.
On September 12, 2016, Invacare Corporation (the “Company”) issued a press release in which it announced that it will update investors on the transformation of the Company’s business at previously announced investor conferences in New York City on September 13, 2016 and September 14, 2016. In its presentation, the Company will update investors on the Company’s strategic direction, achievements in the first phase of change, and long-term earnings potential.
The press release also contained commentary from the Company’s Chairman, President and Chief Executive Officer regarding the Company’s transformation, as well as information on how investors can access the live webcast of the presentation from each of the investor conferences. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In connection with its participation in the investor conferences, on September 12, 2016, the Company posted an updated investor presentation on the Company’s website at http://www.invacare.com/investorrelations. The content of the Company’s website is not incorporated by reference in this Current Report on Form 8-K.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated September 12, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: September 12, 2016	By:	/s/ Robert K. Gudbranson
	Name:	Robert K. Gudbranson
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release, dated September 12, 2016